ASPIRATION FUNDS

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Aspiration Flagship Fund (the “Fund”), a series of the Aspiration Funds, on Form N-CSR for the period ended March 31, 2019 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Andrei Cherny, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 4, 2019	By:	/s/ Andrei Cherny
Andrei Cherny President and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Aspiration Funds and will be retained by Aspiration Funds and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

ASPIRATION FUNDS

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Aspiration Flagship Fund (the “Fund”), a series of the Aspiration Funds, on Form N-CSR for the period ended March 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Ashley E. Harris, Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 4, 2019	By:	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Aspiration Funds and will be retained by Aspiration Funds and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.